EXHIBIT 23.3




               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 21, 2002 incorporated by reference in this Form 10-K into EOG Resources Inc. and subsidiaries' previously filed Registration Statement Nos. 33-48358, 33-52201, 33-58103, 33-62005, 333-09919, 333-20841, 333-18511, 333-31715, 333-
44785, 333-69483 and 333-46858.



                                        ARTHUR ANDERSEN LLP



Houston, Texas
March 18, 2002